[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST


PIONEER MID CAP VALUE VCT PORTFOLIO--CLASS I SHARES


ANNUAL REPORT


DECEMBER 31, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Mid Cap Value VCT Portfolio

   Portfolio and Performance Update                            2

   Portfolio Management Discussion                             3

   Schedule of Investments                                     4

   Financial Statements                                        7

   Notes to Financial Statements                              11

   Report of Independent Auditors                             15

   Trustees, Officers and Service Providers                   16

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks             91.0%
Temporary Cash Investments      6.7%
International Common Stocks     2.3%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Consumer Discretionary           20.2%
Financials                       20.0%
Industrials                      14.6%
Health Care                      12.4%
Materials                         7.3%
Information Technology            7.2%
Energy                            7.1%
Consumer Staples                  4.4%
Telecommunication Services        3.6%
Utilities                         3.2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Alltel Corp.                                      2.09%
   2. Manor Care, Inc.                                  2.01
   3. John H. Harland Co.                               1.91
   4. Outback Steakhouse, Inc.                          1.86
   5. Yum Brands, Inc.                                  1.77

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        12/31/02        12/31/01
Net Asset Value per Share                                $ 14.94         $ 17.35

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $  0.0526        $ 0.0365        $ 0.4276

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and of the Russell Midcap Value Index. The Russell Midcap Value Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the Russell Midcap Value Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                           PIONEER MID CAP                    S&P 500           RUSSELL MIDCAP
                           VALUE VCT PORTFOLIO*               INDEX             VALUE INDEX+
 3/31/1995                           $  10,000                $  10,000              $  10,000
                                     $  11,819                $  12,528              $  12,263
12/31/1996                           $  13,596                $  15,396              $  14,748
                                     $  16,952                $  20,527              $  19,812
12/31/1998                           $  16,271                $  26,381              $  20,820
                                     $  18,407                $  31,920              $  20,799
12/31/2000                           $  21,721                $  29,014              $  24,789
                                     $  23,130                $  25,579              $  25,369
12/31/2002                           $  20,537                                       $  22,917

+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell Midcap Value Index is comprised of companies with market values ranging from $30 million to over $16 billion. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class                    9.49%
(3/1/95)
5 Years                          3.91%
1 Year                         -11.21%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sale charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or redemption of shares.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

The year 2002 marked the third successive year of negative returns in the U.S. stock market. While mid-cap value stocks held up better than the overall market, they nevertheless also were pulled down by general worries about the health of the economy, the possibility of war with Iraq and controversies about corporate governance and the reliability of corporate financial statements. In the following interview, Rod Wright discusses the market environment and portfolio strategies he employed for Pioneer Mid Cap Value VCT Portfolio for the 12 months ended December 31, 2002. Mr. Wright is responsible for the day-to-day portfolio supervision for Pioneer Mid Cap Value VCT Portfolio.

Q:  HOW DID THE PORTFOLIO PERFORM?

A: For the 12-month period ended December 31, 2002, the Portfolio had a total return of -11.21%. During the same period, the Standard & Poor's 500 Index, reflecting the performance of large company stocks, returned -22.05%, while the Russell Midcap Value Index had a return of -9.64%.

Q:  WHAT WAS THE GENERAL INVESTMENT ENVIRONMENT LIKE DURING THE YEAR?

A: Mid-cap value stocks performed much better than the general stock market in early 2002 as hopes of improving economic conditions both in the U.S. and throughout the world encouraged investments in reasonably priced companies. Unfortunately, a confluence of factors undermined those hopes for much of the second half of 2002. The economy appeared weaker than anticipated, while investors became frustrated by a series of controversies raising questions about the credibility of corporations, their executives and their auditors. In addition, heightened international tensions and the growing possibility of war with Iraq undermined equity markets. The equity markets and mid-cap value stocks did rebound in October and November, but not enough to overcome the effects of the earlier downward spiral.

Q: WHAT WERE YOUR STRATEGIES IN THIS DIFFICULT ENVIRONMENT AND HOW DID THEY INFLUENCE PERFORMANCE?

A: We overweighted technology stocks mid-year versus the Russell Midcap Value Index. Despite the industry's poor performance during the year, our timing and stock selection made technology one of our best performing sectors. We took advantage of this performance by selling selected tech holdings in October and November. For example, we sold 75% of our position in Imation, the Portfolio's largest holding and biggest positive contributor to performance for the year. Imation is a manufacturer of removable data storage media. The Portfolio's tech weighting, which was 12.3% of assets at the end of September, had been reduced to 9.0% by the end of the year, which is still a slightly overweight position relative to the Midcap benchmark.

    We used the proceeds from these sales to invest in undervalued companies such as the retailer Sears and insurance company Cigna during the fourth quarter. We believed Sears offered investors a compelling value according to our calculations of its intrinsic value. We believe Cigna's stock also was significantly underpriced relative to the company's underlying value.

Q:  WHAT OTHER INVESTMENTS INFLUENCED THE PORTFOLIO'S RETURN?

A: Our selection in the consumer discretionary sector helped performance. Restaurant chain Lone Star Steakhouse & Saloon gained during the year, while the stock of Fortune Brands, whose products include the Titleist golf line, also rose. Our holdings in financial services and energy contributed positively to performance. We had an overweight position in energy earlier in the year, which we reduced because we did not want to gamble on the direction of oil prices. That turned out to be a good move, because while the price of oil has risen, energy stock prices have not moved with the commodity, indicating the market is suspicious about the persistency of recent price levels.

    The biggest area detracting from performance was the utility sector. Williams Companies, an energy distribution and trading company, was hurt in the fallout from the Enron debacle. Aquila, a utility owner, also fell as investors became distrustful of the industry. We have eliminated positions in both Williams and Aquila. Several health care holdings also held back performance. Alphamra, a pharmaceutical company, had disappointing earnings, while IVAX Corp, a generic drug manufacturer, lost ground when it had difficult launching a generic anti-allergy medication.

Q:  WHAT IS YOUR INVESTMENT OUTLOOK?

A: We don't know where the economy or stock market will go but remain optimistic about the prospects for mid-cap value companies as compared to the broader market. We have found many companies that have reduced their cost structures significantly, improved their balance sheets and are well positioned to perform well in any cyclical upturn.

    We will stick to our long-term discipline and focus on high-quality companies with attractive stock prices. We believe this should position the Portfolio with the potential for attractive long-term growth. Our goal is to have consistent performance with less risk than competitive portfolios.

[SIDE NOTE]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

SHARES                                                        VALUE
         COMMON STOCKS - 93.3%
         ENERGY - 6.6%
         INTEGRATED OIL & GAS - 1.1%
 69,400  Occidental Petroleum Corp.                    $  1,974,430
                                                       ------------

         OIL & GAS DRILLING - 1.3%
 40,850  ENSCO Intl., Inc.                             $  1,203,033
 28,250  Weatherford International, Inc.*                 1,128,023
                                                       ------------
                                                       $  2,331,056
                                                       ------------

         OIL & GAS EXPLORATION & PRODUCTION - 2.2%
 89,100  Ocean Energy, Inc.                            $  1,779,327
 92,800  Pioneer Natural Resources Co.*                   2,343,200
                                                       ------------
                                                       $  4,122,527
                                                       ------------

         OIL & GAS REFINING MARKETING &
         TRANSPORTATION - 2.0%
 48,250  Sun Company, Inc.                             $  1,600,935
 59,400  Valero Energy Corp.                              2,194,236
                                                       ------------
                                                       $  3,795,171
                                                       ------------
         TOTAL ENERGY                                  $ 12,223,184
                                                       ------------

         MATERIALS - 6.8%
         COMMODITY CHEMICALS - 1.0%
 44,550  Air Products & Chemicals, Inc.                $  1,904,513
                                                       ------------
         DIVERSIFIED CHEMICALS - 0.8%
 29,700  PPG Industries, Inc.                          $  1,489,455
                                                       ------------

         DIVERSIFIED METALS & MINING - 2.6%
156,000  Freeport-McMoRan Copper & Gold, Inc.
         (Class B)*                                    $  2,617,680
 70,550  Phelps Dodge Corp.*                              2,232,908
                                                       ------------
                                                       $  4,850,588
                                                       ------------

         PAPER PRODUCTS - 1.4%
 59,400  Bowater, Inc.                                 $  2,491,830
                                                       ------------

         PRECIOUS METALS & MINERALS - 1.0%
 63,100  Newmont Mining Corp.                          $  1,831,793
                                                       ------------
         TOTAL MATERIALS                               $ 12,568,179
                                                       ------------

         CAPITAL GOODS - 5.7%
         AEROSPACE & DEFENSE - 0.4%
  9,650  General Dynamics Corp.                        $    765,921
                                                       ------------

         ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
 52,300  American Power Conversion Corp.*              $    792,345
 66,850  Cooper Industries, Inc.                          2,436,683
207,900  Symbol Technologies, Inc.                        1,708,938
                                                       ------------
                                                       $  4,937,966
                                                       ------------

         INDUSTRIAL CONGLOMERATES - 1.8%
 26,000  American Standard Companies, Inc.*            $  1,849,640
 25,100  ITT Industries, Inc.                             1,523,319
                                                       ------------
                                                       $  3,372,959
                                                       ------------

         INDUSTRIAL MACHINERY - 0.8%
 26,000  Deere & Co.                                   $  1,192,100
 12,400  Kaydon Corp.                                       263,004
                                                       ------------
                                                       $  1,455,104
                                                       ------------
         TOTAL CAPITAL GOODS                           $ 10,531,950
                                                       ------------

         COMMERCIAL SERVICES & SUPPLIES - 6.7%
         COMMERCIAL PRINTING - 1.8%
148,500  John H. Harland Co.                           $  3,286,305
                                                       ------------

         DATA PROCESSING SERVICES - 3.3%
111,400  Amdocs Ltd.*                                  $  1,093,948
 59,400  The BISYS Group, Inc.*                             944,460
170,950  CSG Systems Intl., Inc.*                         2,333,468
 74,250  Equifax, Inc.                                    1,718,145
                                                       ------------
                                                       $  6,090,021
                                                       ------------

         DIVERSIFIED COMMERCIAL SERVICES - 0.4%
 29,700  Regis Corp.                                   $    771,903
                                                       ------------

         ENVIRONMENTAL SERVICES - 1.2%
103,950  Republic Services, Inc.*                      $  2,180,871
                                                       ------------

         TOTAL COMMERCIAL SERVICES &
         SUPPLIES                                      $ 12,329,100
                                                       ------------

         TRANSPORTATION - 1.2%
         AIRLINES - 0.7%
 96,550  Southwest Airlines Co.                        $  1,342,045
                                                       ------------

         RAILROADS - 0.5%
 22,300  Canadian National Railway Co.                 $    926,788
                                                       ------------
         TOTAL TRANSPORTATION                          $  2,268,833
                                                       ------------

         AUTOMOBILES & COMPONENTS - 1.8%
         AUTO PARTS & EQUIPMENT - 0.8%
118,800  Dana Corp.                                    $  1,397,088
                                                       ------------

         AUTOMOBILE MANUFACTURERS - 1.0%
 66,850  Cummins, Inc.                                 $  1,880,491
                                                       ------------
         TOTAL AUTOMOBILES & COMPONENTS                $  3,277,579
                                                       ------------

         CONSUMER DURABLES & APPAREL - 3.3%
         APPAREL, ACCESSORIES & LUXURY GOODS - 0.8%
111,400  The Limited Brands, Inc.                      $  1,551,802
                                                       ------------

         LEISURE PRODUCTS - 2.0%
115,100  Mattel, Inc.                                  $  2,204,165
 69,350  Regal Entertainment Group                        1,485,477
                                                       ------------
                                                       $  3,689,642
                                                       ------------

         PHOTOGRAPHIC PRODUCTS - 0.5%
 26,000  Imation Corp.*                                $    912,080
                                                       ------------
         TOTAL CONSUMER DURABLES & APPAREL             $  6,153,524
                                                       ------------

         HOTELS, RESTAURANTS & LEISURE - 4.3%
         CASINOS & GAMING - 0.9%
193,050  Park Place Entertainment Corp.*               $  1,621,620
                                                       ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                        VALUE
         RESTAURANTS - 3.4%
 92,800  Outback Steakhouse, Inc.                      $  3,196,032
126,000  Yum! Brands, Inc.*                               3,051,720
                                                       ------------
                                                       $  6,247,752
                                                       ------------
         TOTAL HOTELS, RESTAURANTS & LEISURE           $  7,869,372
                                                       ------------

         MEDIA - 2.1%
         ADVERTISING - 1.5%
122,500  The Interpublic Group of Companies, Inc.      $  1,724,800
 14,850  Omnicom Group                                      959,310
                                                       ------------
                                                       $  2,684,110
                                                       ------------

         BROADCASTING & CABLE TV - 0.6%
 48,250  USA Interactive, Inc.*                        $  1,102,995
                                                       ------------
         TOTAL MEDIA                                   $  3,787,105
                                                       ------------

         RETAILING - 7.4%
         COMPUTER & ELECTRONICS RETAIL - 1.6%
 40,833  Best Buy Co., Inc.*                           $    986,117
100,250  Radioshack Corp.                                 1,878,685
                                                       ------------
                                                       $  2,864,802
                                                       ------------

         DEPARTMENT STORES - 1.2%
 96,550  J.C. Penney Co., Inc.                         $  2,221,616
                                                       ------------

         GENERAL MERCHANDISE STORES - 2.1%
107,450  BJ'S Wholesale Club, Inc.*                    $  1,966,335
 78,300  Sears, Roebuck and Co.                           1,875,285
                                                       ------------
                                                       $  3,841,620
                                                       ------------

         SPECIALTY STORES - 2.5%
 52,000  Cole National Corp.*                          $    592,800
133,650  Toys "R" Us, Inc.*                               1,336,500
263,150  Foot Locker, Inc.*                               2,763,075
                                                       ------------
                                                       $  4,692,375
                                                       ------------
         TOTAL RETAILING                               $ 13,620,413
                                                       ------------

         FOOD & DRUG RETAILING - 4.1%
         DRUG RETAIL - 1.6%
118,800  CVS Corp.                                     $  2,966,436
                                                       ------------
         FOOD RETAIL - 2.5%
 37,150  Albertson's, Inc.                             $    826,959
111,400  ConAgra, Inc.                                    2,786,114
 59,400  Kroger Co.*                                        917,730
                                                       ------------
                                                       $  4,530,803
                                                       ------------
         TOTAL FOOD & DRUG RETAILING                   $  7,497,239
                                                       ------------

         HEALTH CARE EQUIPMENT & SUPPLIES - 9.1%
         HEALTH CARE EQUIPMENT - 3.8%
 89,400  Apogent Technologies Inc.*                    $  1,859,520
 59,400  Becton, Dickinson & Co.                          1,822,986
 59,390  Guidant Corp.*                                   1,832,182
 96,550  Sybron Dental Specialities*                      1,433,768
                                                       ------------
                                                       $  6,948,456
                                                       ------------

         HEALTH CARE FACILITIES - 3.0%
185,650  Manor Care, Inc.*                             $  3,454,947
 66,900  Triad Hospitals, Inc.*                           1,995,627
                                                       ------------
                                                       $  5,450,574
                                                       ------------

         MANAGED HEALTH CARE - 2.3%
 53,450  CIGNA Corp.                                   $  2,197,864
 29,700  Wellpoint Health Networks Inc.*                  2,113,452
                                                       ------------
                                                       $  4,311,316
                                                       ------------

         TOTAL HEALTH CARE
         EQUIPMENT & SUPPLIES                          $ 16,710,346
                                                       ------------
         PHARMACEUTICALS & BIOTECHNOLOGY  - 2.5%
         PHARMACEUTICALS - 2.5%
185,650  IVAX Corp.*                                   $  2,251,935
 66,850  Mylan Laboratories, Inc.                         2,333,065
                                                       ------------
                                                       $  4,585,000
                                                       ------------

         TOTAL PHARMACEUTICALS &
         BIOTECHNOLOGY                                 $  4,585,000
                                                       ------------

         BANKS - 8.1%
 52,000  Astoria Financial Corp.                       $  1,411,800
 59,400  Boston Private Financial Holdings, Inc.          1,179,684
 61,122  Charter One Financial, Inc.                      1,756,030
 37,134  Comerica, Inc.                                   1,605,674
 37,150  GreenPoint Financial Corp.                       1,678,437
 74,400  KeyCorp                                          1,870,416
 52,000  Marshall & Ilsley Corp.                          1,423,760
 40,050  North Fork Bancorporation, Inc.                  1,351,287
 52,000  SouthTrust Corp.                                 1,292,200
 33,400  TCF Financial Corp.                              1,459,246
                                                       ------------
         TOTAL BANKS                                   $ 15,028,534
                                                       ------------

         DIVERSIFIED FINANCIALS - 3.0%
         CONSUMER FINANCE - 1.9%
 26,000  Countrywide Financial Corp.*                  $  1,342,900
  6,700  White Mountains Insurance Group, Ltd.            2,164,100
                                                       ------------
                                                       $  3,507,000
                                                       ------------

         DIVERSIFIED FINANCIAL SERVICES - 1.1%
 60,600  A.G. Edwards, Inc.                            $  1,997,376
                                                       ------------
         TOTAL DIVERSIFIED FINANCIALS                  $  5,504,376
                                                       ------------

         INSURANCE - 7.5%
         INSURANCE - 1.0%
 33,450  Ambac Financial Group, Inc.                   $  1,881,228
                                                       ------------

         INSURANCE BROKERS - 0.7%
 35,100  Platinum Underwriter Holdings, Ltd.*          $    924,885
 18,350  Willis Group Holdings, Ltd.*                       526,095
                                                       ------------
                                                       $  1,450,980
                                                       ------------

         LIFE & HEALTH INSURANCE - 0.8%
 40,850  Jefferson - Pilot Corp.                       $  1,556,794
                                                       ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                            VALUE
           PROPERTY & CASUALTY INSURANCE - 4.9%
   22,350  Arch Capital Group, Ltd.*                     $      696,650
   44,550  MBIA Inc.                                          1,953,963
    9,450  Markel Corp.*                                      1,941,975
   55,700  Renaissancere Holdings, Ltd.                       2,205,720
   29,700  Exel, Ltd.                                         2,294,325
                                                         --------------
                                                         $    9,092,633
                                                         --------------
           TOTAL INSURANCE                               $   13,981,635
                                                         --------------

           SOFTWARE & SERVICES - 2.3%
           APPLICATION SOFTWARE - 1.3%
   89,100  Autodesk, Inc.                                $    1,274,130
  148,500  Mentor Graphics Corp.*                             1,167,210
                                                         --------------
                                                         $    2,441,340
                                                         --------------

           SYSTEMS SOFTWARE - 1.0%
   74,329  SunGard Data Systems, Inc.*                   $    1,751,191
                                                         --------------
           TOTAL SOFTWARE & SERVICES                     $    4,192,531
                                                         --------------

           TECHNOLOGY HARDWARE & DEVELOPMENT - 4.5%
           COMPUTER HARDWARE - 1.3%
  104,050  NCR Corp.*                                    $    2,470,147
                                                         --------------

           COMPUTER STORAGE & PERIPHERALS - 1.4%
  252,450  Quantum Corp. - DLT & Storage Systems*        $      674,042
   89,100  Storage Technology Corp.*                          1,908,522
                                                         --------------
                                                         $    2,582,564
                                                         --------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
   97,900  Waters Corp.*                                 $    2,132,262
                                                         --------------

           TELECOMMUNICATIONS EQUIPMENT - 0.6%
  148,536  Tellabs, Inc.*                                $    1,079,854
                                                         --------------
           TOTAL TECHNOLOGY HARDWARE &
           DEVELOPMENT                                   $    8,264,827
                                                         --------------

           TELECOMMUNICATION SERVICES - 3.3%
           INTEGRATED TELECOMMUNICATION SERVICES - 3.3%
   70,550  Alltel Corp.                                  $    3,598,050
   54,950  Telephone and Data Systems, Inc.                   2,583,749
                                                         --------------
                                                         $    6,181,799
                                                         --------------
           TOTAL TELECOMMUNICATION SERVICES              $    6,181,799
                                                         --------------

           UTILITIES - 3.0%
           ELECTRIC UTILITIES - 1.9%
   85,400  DPL, Inc.                                     $    1,310,036
   29,700  DTE Energy Co.                                     1,378,080
   18,700  Entergy Corp.                                        852,533
                                                         --------------
                                                         $    3,540,649
                                                         --------------

           GAS UTILITIES - 1.1%
   57,200  KeySpan Energy Corp.                          $    2,015,728
                                                         --------------
           TOTAL UTILITIES                               $    5,556,377
                                                         --------------
           TOTAL COMMON STOCKS
           (Cost $179,067,628)                           $  172,131,903
                                                         ==============

PRINCIPAL
AMOUNT                                                            VALUE
           TEMPORARY CASH INVESTMENTS- 6.7%
           REPURCHASE AGREEMENT - 4.8%
$8,900,000 Credit Suisse First Boston, Inc.,
            1.05%, dated 12/31/02,
            repurchase price of $8,900,000
            plus accrued interest on
            1/2/03 collateralized by $8,203,000
            U.S. Treasury Notes,
            11.875%, 11/15/03                            $    8,900,000
                                                         --------------

           SECURITY LENDING COLLATERAL - 1.9%
 3,436,248 Securities Lending Investment
            Fund, 1.33%                                  $    3,436,248
                                                         --------------
           TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $12,336,248)                           $   12,336,248
                                                         --------------
           TOTAL COMMON STOCKS AND
           TEMPORARY CASH INVESTMENTS - 100%
            (Cost $191,403,876)                          $  184,468,151
                                                         --------------

*  Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED
CLASS I                                                               12/31/02     12/31/01     12/31/00    12/31/99     12/31/98

Net asset value, beginning of period                                 $   17.35    $   17.79    $   16.26   $   14.49    $   16.15
                                                                     ---------    ---------    ---------   ---------    ---------
Increase (decrease) from investment operations:

   Net investment income (loss)                                      $    0.07    $    0.07    $    0.13   $    0.13    $    0.12
   Net realized and unrealized gain (loss) on investments                (1.97)        1.06         2.62        1.77        (0.65)
                                                                     ---------    ---------    ---------   ---------    ---------
     Net increase (decrease) from investment operations              $   (1.90)   $    1.13    $    2.75   $    1.90    $   (0.53)
Distributions to shareowners:
   Net investment income                                                 (0.05)       (0.10)       (0.13)      (0.13)       (0.10)
   Net realized gain                                                     (0.46)       (1.47)       (1.09)         --        (1.03)
                                                                     ---------    ---------    ---------   ---------    ---------
Net increase (decrease) in net asset value                           $   (2.41)   $   (0.44)   $    1.53   $    1.77    $   (1.66)
                                                                     ---------    ---------    ---------   ---------    ---------
Net asset value, end of period                                       $   14.94    $   17.35    $   17.79   $   16.26    $   14.49
                                                                     =========    =========    =========   =========    =========
Total return*                                                           (11.21)%       6.49%       18.00%      13.13%       (4.02)%
Ratio of net expenses to average net assets+                              0.80%        0.79%        0.77%       0.76%        0.74%
Ratio of net investment income (loss) to average net assets+              0.46%        0.45%        0.63%       0.77%        0.90%
Portfolio turnover rate                                                     68%          95%          85%         91%          81%
Net assets, end of period (in thousands)                             $ 120,687    $ 128,340    $ 111,466   $ 120,526    $ 113,359
Ratio with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                           0.80%        0.79%        0.77%       0.76%        0.74%
   Net investment income (loss)                                           0.46%        0.45%        0.63%       0.77%        0.90%
Ratio with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                           0.80%        0.79%        0.77%       0.76%        0.74%
   Net investment income (loss)                                           0.46%        0.45%        0.63%       0.77%        0.90%

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEET 12/31/02

ASSETS:
  Investment in securities, at value and temporary cash investments, at amortized cost (cost $191,403,876)      $  184,468,151
  Cash                                                                                                                 113,090
  Receivables -
   Fund shares sold                                                                                                  1,284,815
   Investment securities sold                                                                                          219,455
   Dividends, interest and foreign taxes withheld                                                                      192,029
                                                                                                                --------------
      Total assets                                                                                              $  186,277,540
                                                                                                                --------------
LIABILITIES:
  Payables -
    Investment securities purchased                                                                             $      808,663
    Fund shares repurchased                                                                                            143,513
    Upon return of securities loaned                                                                                 3,436,248
  Due to affiliates                                                                                                    127,907
  Accrued expenses                                                                                                      35,882
  Other                                                                                                                     94
                                                                                                                --------------
      Total liabilities                                                                                         $    4,552,307
                                                                                                                --------------
NET ASSETS:
  Paid-in capital                                                                                               $  190,403,308
  Accumulated undistributed net investment income                                                                      674,234
  Accumulated net realized gain (loss)                                                                              (2,416,584)
  Net unrealized gain (loss) on:
    Investments                                                                                                     (6,935,725)
                                                                                                                --------------
      Total net assets                                                                                          $  181,725,233
                                                                                                                --------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                                                                  $  120,687,481
    Shares outstanding                                                                                               8,077,893
                                                                                                                ==============
    Net asset value per share                                                                                   $        14.94
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                                                                  $   61,037,752
    Shares outstanding                                                                                               4,108,813
                                                                                                                ==============
    Net asset value per share                                                                                   $        14.86

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                                                        YEAR ENDED
                                                                                                         12/31/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,273)                                                $    1,994,966
  Interest                                                                                                  165,601
  Income on securities loaned, net                                                                            6,390
  Other                                                                                                       1,444
                                                                                                     --------------
      Total investment income                                                                        $    2,168,401
                                                                                                     --------------
EXPENSES:
  Management fees                                                                                    $    1,103,239
  Transfer agent fees                                                                                         3,196
  Distribution fees (Class II)                                                                              105,472
  Administrative fees                                                                                        37,500
  Custodian fees                                                                                             58,311
  Professional fees                                                                                          34,861
  Printing                                                                                                  124,965
  Fees and expenses of nonaffiliated trustees                                                                 4,005
  Miscellaneous                                                                                               3,901
                                                                                                     --------------
    Total expenses                                                                                   $    1,475,450
                                                                                                     --------------
      Net investment income (loss)                                                                   $      692,951
                                                                                                     --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from investments                                                          $     (604,669)
                                                                                                     --------------
  Change in net unrealized gain or loss from investments                                             $  (24,313,838)
                                                                                                     --------------
  Net gain (loss) on investments                                                                     $  (24,918,507)
                                                                                                     ==============
  Net increase (decrease) in net assets resulting from operations                                    $  (24,225,556)
                                                                                                     ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR                       YEAR
                                                                                        ENDED                      ENDED
                                                                                       12/31/02                   12/31/01
FROM OPERATIONS:
Net investment income (loss)                                                        $     692,951              $     540,376
Net realized gain (loss) on investments                                                  (604,669)                 4,935,624
Change in net unrealized gain or loss
   on investments                                                                     (24,313,838)                 2,060,615
                                                                                    -------------              -------------
     Net increase (decrease) in net assets
        resulting from operations                                                   $ (24,225,556)             $   7,536,615
                                                                                    -------------              -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                                           $    (418,823)             $    (656,496)
  Class II                                                                               (123,345)                   (15,547)
Net realized gain
  Class I                                                                              (3,695,361)                (9,641,505)
  Class II                                                                             (1,420,452)                  (273,726)
                                                                                    -------------              -------------
   Total distributions to shareowners                                               $  (5,657,981)             $ (10,587,274)
                                                                                    -------------              -------------
FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                                                    $ 113,623,860              $  32,906,239
Reinvestment of distributions                                                           5,657,981                 10,587,274
Cost of shares repurchased                                                            (46,207,577)               (15,317,950)
                                                                                    -------------              -------------
   Net increase (decrease) in net assets
      resulting from fund share transactions                                        $  73,074,264              $  28,175,563
                                                                                    -------------              -------------
   Net increase (decrease) in net assets                                            $  43,190,727              $  25,124,904
                                                                                    -------------              -------------
NET ASSETS:
Beginning of year                                                                     138,534,506                113,409,602
                                                                                    -------------              -------------
End of year                                                                         $ 181,725,233              $ 138,534,506
                                                                                    =============              =============
Accumulated (undistributed) net investment income (loss),
   end of year                                                                      $     674,234              $     540,368
                                                                                    =============              =============

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio)
     (Formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio)
     (liquidated as of close of business on January 24, 2003)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     (Formerly Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of Mid Cap Value variable annuity or variable life insurance contracts.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2002, Mid Cap Value Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of December 31, 2002, Mid Cap Value Portfolio had no open portfolio hedges or outstanding forward currency settlement contracts.

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2002, Mid Cap Value VCT Portfolio had a capital loss carryforward of $879,730 which will expire in 2010 if not utilized.

   At December 31, 2002, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                        ACCUMULATED NET      ACCUMULATED
                          INVESTMENT        REALIZED GAIN/
PORTFOLIO                INCOME/LOSS             LOSS            PAID-IN CAPITAL
--------------------------------------------------------------------------------
Mid Cap Value Portfolio    $ (16,917)          $ 16,917               $ --

   The following shows the tax character of distributions paid during the periods ended December 31, 2001 and December 31, 2002 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2002. These amounts do not include the capital loss carryforwards detailed above.

                                                                 PIONEER
                                                              MID CAP VALUE
                                                              VCT PORTFOLIO
                                                         2002               2001
------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                      $    944,511       $  1,217,006
Long- Term capital gain                                 4,173,470          9,370,268
                                                     -------------------------------
                                                     $  5,117,981       $ 10,587,274
Return of Capital                                               -                  -
                                                     -------------------------------
  Total distributions                                $  5,117,981       $ 10,587,274
                                                     -------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                        $    674,234       $    941,390
Undistributed long-term gain                                    -          4,697,874
Unrealized appreciation/depreciation                   (8,472,579)        15,566,198
                                                     -------------------------------
  Total                                              $ (7,798,345)      $ 21,205,462
                                                     ===============================

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,020,781 in commissions on the sale of trust shares for the year ended December 31, 2002. Distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian. As of December 31, 2002, the Portfolio loaned securities having a fair value of $3,251,100 and received collateral of $3,436,248.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolios' average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2002, $113,416 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $577 in transfer agent fees payable to PIMSS at December 31, 2002.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                       NET
                                                      GROSS           GROSS       APPRECIATION/
PORTFOLIO                           TAX COST       APPRECIATION     DEPRECIATION  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio           $ 192,940,730    $  7,831,050    $ (16,303,629) $  (8,472,579)

5. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2002, were $167,664,603 and 108,610,009, respectively.

6. CAPITAL SHARES

At December 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '02 SHARES     '02 AMOUNT     '01 SHARES     '01 AMOUNT
-----------------------------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO
CLASS I:
Shares sold                            2,337,210    $ 37,800,042     1,414,581    $  24,515,826
Reinvestment of distributions            247,842       4,114,184       602,575       10,298,001
Shares repurchased                    (1,905,763)    (29,145,110)     (885,951)     (14,866,847)
                                      ---------------------------------------------------------
  Net increase                         3,518,847    $ 12,769,116     1,131,205    $  19,946,980
                                      =========================================================
CLASS II:
Shares sold                            4,505,621    $ 75,823,818       490,156    $   8,390,413
Reinvestment of distributions             93,450       1,543,797        16,966          289,273
Shares repurchased                    (1,080,224)    (17,062,467)      (26,647)        (451,103)
                                      ---------------------------------------------------------
  Net increase                         3,518,847    $ 60,305,148       480,475    $  8,228,5837
                                      =========================================================

7. CHANGE IN INDEPENDENT AUDITORS

   On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER MID CAP VALUE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST
AND THE CLASS I SHAREOWNERS OF PIONEER MID CAP VALUE VCT PORTFOLIO:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the Trust) as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 8, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2003

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The fund's statement of additional information provides more detailed information regarding the fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                           POSITION HELD              TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND              LENGTH OF SERVICE         PAST FIVE YEARS                 HELD BY THIS TRUSTEE
John F. Cogan, Jr. (76)*   Chairman of the Board,     Trustee since 1994.       Deputy Chairman and a           Director of Harbor
                           Trustee and President      Serves until retirement   Director of Pioneer Global      Global Company, Ltd.
                                                      or removal.               Asset Management S.p.A.
                                                                                ("PGAM"); Non-Executive
                                                                                Chairman and a Director of
                                                                                Pioneer Investment Management
                                                                                USA Inc. ("PIM-USA");
                                                                                Chairman and a Director of
                                                                                Pioneer and the various
                                                                                Momentum Funds; Director,
                                                                                Pioneer Alternative
                                                                                Investments; Director and
                                                                                Chairman of the Supervisory
                                                                                Board of Pioneer Czech
                                                                                Investment Company, a.s.;
                                                                                President of all of the
                                                                                Pioneer Funds; and Of
                                                                                Counsel (since 2000,
                                                                                partner prior to 2000),
                                                                                Hale and Dorr LLP (counsel
                                                                                to PIM-USA and the Pioneer
                                                                                Funds)

Daniel T. Geraci (45)**    Trustee and Executive      Trustee since October,    Director and CEO-US of PGAM     None
                           Vice President             2001. Serves until        since November 2001; Director,
                                                      retirement or removal.    Chief Executive Officer and
                                                                                President of PIM-USA since
                                                                                October 2001; Director of
                                                                                Pioneer Investment Management
                                                                                Shareholder Services, Inc.
                                                                                ("PIMSS") since October 2001;
                                                                                President and a Director of
                                                                                Pioneer and Pioneer Funds
                                                                                Distributor, Inc. ("PFD")
                                                                                (Chairman) since October
                                                                                2001; Executive Vice
                                                                                President of all of the
                                                                                Pioneer Funds since October
                                                                                2001; President of Fidelity
                                                                                Private Wealth Management
                                                                                Group from 2000 through
                                                                                October 2001; and Executive
                                                                                Vice President-Distribution
                                                                                and Marketing of Fidelity
                                                                                Investments Institutional
                                                                                Services and Fidelity
                                                                                Investments Canada Ltd.
                                                                                prior to 2000

*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

INDEPENDENT TRUSTEES

                           POSITION HELD              TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND              LENGTH OF SERVICE         PAST FIVE YEARS                 HELD BY THIS TRUSTEE
Mary K. Bush (54)          Trustee                    Trustee since September,  President, Bush International   Director and/or
3509 Woodbine Street,                                 2000. Serves until        (international financial        Trustee of Brady
Chevy Chase, MD 20815                                 retirement or removal.    advisory firm)                  Corporation
                                                                                                                (industrial
                                                                                                                identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer),
                                                                                                                Mortgage Guaranty
                                                                                                                Insurance
                                                                                                                Corporation, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) and
                                                                                                                Student Loan
                                                                                                                Marketing
                                                                                                                Association
                                                                                                                (secondary marketing
                                                                                                                of student loans)

Richard H. Egdahl, M.D.    Trustee                    Trustee since 1995.       Alexander Graham Bell           None
(76)                                                  Serves until retirement   Professor  of Health Care
Boston University                                     or removal.               Entrepreneurship, Boston
Healthcare                                                                      University; Professor
Entrepreneurship Program,                                                       of Management, Boston
53 Bay State Road,                                                              University School of
Boston, MA 02215                                                                Management; Professor
                                                                                of Public Health, Boston
                                                                                University School of
                                                                                Public Health; Professor
                                                                                of Surgery, Boston
                                                                                University School of
                                                                                Medicine; and University
                                                                                Professor, Boston
                                                                                University

Margaret B.W. Graham (55)  Trustee                    Trustee since September,  Founding Director, The          None
1001 Sherbrooke                                       2000. Serves until        Winthrop Group, Inc.
Street West,                                          retirement or removal.    (consulting firm); Professor
Montreal, Quebec, Canada                                                        of Management, Faculty of
                                                                                Management, McGill University

Marguerite A. Piret (54)   Trustee                    Trustee since 1995.       President and Chief Executive   None
One Boston Place,                                     Serves until retirement   Officer, Newbury, Piret &
28th Floor,                                           or removal.               Company, Inc. (investment
Boston, MA 02108                                                                banking firm)

Stephen K. West (74)       Trustee                    Trustee since 1999.       Senior Counsel, Sullivan &      Director, The Swiss
125 Broad Street,                                     Serves until retirement   Cromwell (law firm)             Helvetia Fund, Inc.
New York, NY 10004                                    or removal.                                               (closed-end
                                                                                                                investment company)
                                                                                                                and AMVESCAP PLC
                                                                                                                (investment
                                                                                                                managers)

John Winthrop (66)         Trustee                    Trustee since September,  President, John Winthrop & Co., None
One North Adgers Wharf,                               2002. Serves until        Inc. (private investment firm)
Charleston, SC 29401                                  retirement or removal.

FUND OFFICERS

                           POSITION HELD              TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND              LENGTH OF SERVICE         PAST FIVE YEARS                 HELD BY THIS TRUSTEE
Joseph P. Barri (56)       Secretary                  Since 1994. Serves at     Partner, Hale and Dorr LLP;     None
                                                      the discretion of Board   Secretary of all of the Pioneer
                                                                                Funds

Dorothy E. Bourassa (55)   Assistant Secretary        Since November, 2000.     Secretary of PIM-USA; Senior    None
                                                      Serves at the             Vice President-Legal of
                                                      discretion of Board       Pioneer; and Secretary/Clerk
                                                                                of most of PIM-USA's
                                                                                subsidiaries since October
                                                                                2000; Assistant Secretary of
                                                                                all of the Pioneer Funds
                                                                                since November 2000; Senior
                                                                                Counsel, Assistant Vice
                                                                                President and Director of
                                                                                Compliance of PIM-USA from
                                                                                April 1998 through October
                                                                                2000; Vice President and
                                                                                Assistant General Counsel,
                                                                                First Union Corporation from
                                                                                December 1996 through March
                                                                                1998

Vincent Nave (57)          Treasurer                  Since November, 2000.     Vice President-Fund             None
                                                      Serves at the             Accounting, Administration
                                                      discretion of Board       and Custody Services of
                                                                                Pioneer (Manager from
                                                                                September 1996 to February
                                                                                1999); and Treasurer of all
                                                                                of the Pioneer Funds
                                                                                (Assistant Treasurer from
                                                                                June 1999 to November 2000)

Luis I. Presutti (37)      Assistant Treasurer        Since November, 2000.     Assistant Vice President-       None
                                                      Serves at the             Fund Accounting,
                                                      discretion of Board       Administration and Custody
                                                                                Services of Pioneer (Fund
                                                                                Accounting Manager from 1994
                                                                                to 1999); and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since November
                                                                                2000

Gary Sullivan (44)         Assistant Treasurer        Since May, 2002.          Fund Accounting Manager-Fund    None
                                                      Serves at the             Accounting, Administration
                                                      discretion of Board       and Custody Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since May 2002

Alan Janson (31)           Assistant Treasurer        Since July, 2002.         Manager, Valuation Risk and     None
                                                      Serves at the             Information Technology-Fund
                                                      discretion of Board       Accounting, Administration
                                                                                and Custody Services of
                                                                                Pioneer since March 2002;
                                                                                and Assistant Treasurer of
                                                                                all of the Pioneer Funds
                                                                                since July 2002. Manager,
                                                                                Valuation Risk and
                                                                                Performance Reporting of
                                                                                Pioneer from June 2000 to
                                                                                February 2002; Member of
                                                                                Pioneer Pricing Group
                                                                                from 1996 to 2000 (promoted
                                                                                to Manager in 1998)

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                                                                   12731-00-0203